UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2025

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 1st Avenue

Needham, MA 02494

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (781) 800-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

On April 29, 2025 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of December 18, 2024 (the “Merger Agreement”), entered into by and among Tripadvisor, Inc., a Nevada corporation (“Tripadvisor”), Liberty TripAdvisor Holdings, Inc., a Delaware corporation (“Liberty TripAdvisor”), and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Tripadvisor (“Merger Sub”), Merger Sub merged with and into Liberty TripAdvisor (the “Merger”), with Liberty TripAdvisor surviving the Merger as the surviving corporation and an indirect wholly-owned subsidiary of Tripadvisor, and, immediately following the Merger, Liberty TripAdvisor (as the surviving corporation in the Merger) merged with and into TellurideSub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Tripadvisor (“ParentSub LLC”) (such merger, the “ParentSub LLC Merger” and, together with the Merger and the other transactions contemplated by the Merger Agreement, the “Transactions”), with ParentSub LLC surviving the ParentSub LLC Merger as the surviving company and a direct wholly-owned subsidiary of Tripadvisor. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Merger Agreement.

The descriptions of the Transactions and the Merger Agreement in this Current Report on Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to Liberty TripAdvisor’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 19, 2024 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

On the Closing Date, in connection with the consummation of the Transactions, that certain Governance Agreement, by and among Tripadvisor, Liberty TripAdvisor (as assignee) and Barry Diller, dated as of December 20, 2011, as amended by the Assignment and Assumption of Governance Agreement, by and between Tripadvisor and Liberty TripAdvisor, dated as of August 12, 2014, was terminated in accordance with its terms.

In addition, on the Closing Date, in connection with the consummation of the Transactions, (i) that certain Services Agreement, by and between Liberty Media Corporation and Liberty TripAdvisor, dated as of August 27, 2014 (as amended), was terminated, and (ii) that certain Loan Agreement, by and between Tripadvisor, as lender, and Liberty TripAdvisor, as borrower (together with Liberty TripAdvisor’s wholly-owned subsidiaries, as guarantors), dated as of March 20, 2025, was terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

At the effective time of the Merger (the “Effective Time”), pursuant to the Merger Agreement:

•	each share of Liberty TripAdvisor’s Series A common stock, par value $0.01 per share (“LTRPA”), and Series B common stock, par value $0.01 per share (“LTRPB” and together with LTRPA, the “Liberty TripAdvisor Common Stock”), issued and outstanding immediately prior to the Effective Time (excluding any shares of Liberty TripAdvisor Common Stock (i) owned by Tripadvisor or Merger Sub, (ii) owned by Liberty TripAdvisor as treasury stock and (iii) held by stockholders who (A) have not voted in favor of the Merger or consented to it in writing and (B) have properly demanded appraisal rights of such shares in accordance with, and have complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware in connection with the Merger (such stockholders, “Dissenting Stockholders”)), was converted into the right to receive from Tripadvisor $0.2567 per share of Liberty TripAdvisor Common Stock in cash (the “Common Consideration”), in each case, without interest;

•	all shares of Liberty TripAdvisor’s 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (“LTRPP”), issued and outstanding immediately prior to the Effective Time (excluding any shares of LTRPP (i) owned by Tripadvisor or Merger Sub and (ii) owned by Liberty TripAdvisor as treasury stock) were converted into the right to receive from Tripadvisor, in the aggregate, (A) $42,471,000 in cash, without interest thereon, and (B) 3,037,959 validly issued, fully paid and non-assessable shares of common stock, par value $0.001, of Tripadvisor (such consideration, the “Preferred Consideration”); and

•	each stock option with respect to Liberty TripAdvisor Common Stock outstanding at the Effective Time terminated and was cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and has no further force or effect.

In addition, (i) each share of Liberty TripAdvisor Common Stock and each share of LTRPP (A) owned by Tripadvisor or Merger Sub or (B) owned by Liberty TripAdvisor as treasury stock, in each case of the foregoing clauses (A) and (B), issued and outstanding as of immediately prior to the Effective Time, was cancelled without payment of any consideration therefor and has ceased to exist and (ii) each share of Liberty TripAdvisor Common Stock held by a Dissenting Stockholder has ceased to be outstanding, was cancelled without payment of any Common Consideration therefor, and was automatically converted into the right to receive the fair value of such share as determined in accordance with the provisions of Section 262 of the General Corporation Law of the State of Delaware unless such holder fails to comply with the procedures described in Section 262 of the General Corporation Law of the State of Delaware or effectively withdraws or otherwise loses such holder’s rights to receive payment under Section 262 of the General Corporation Law of the State of Delaware, in which case they will receive the Common Consideration, as applicable.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Following the Merger, Liberty TripAdvisor Common Stock will no longer be quoted on the OTCQB Venture Market.

In addition, the surviving company in the Transactions intends to file a certification on Form 15 with the SEC requesting the termination of registration of the Liberty TripAdvisor Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of Liberty TripAdvisor’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Liberty TripAdvisor Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in the Introduction section and under Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of Registrant.

The information provided in the Introduction section and under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Transactions, a change in control of Liberty TripAdvisor occurred, and Liberty TripAdvisor became a direct wholly-owned subsidiary of Tripadvisor.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, (1) the directors of Liberty TripAdvisor resigned immediately prior to the Effective Time, (2) the directors of Merger Sub immediately prior to the Effective Time became the directors of the surviving company at the Effective Time and (3) the officers of Merger Sub immediately prior to the Effective Time became the officers of the surviving company at the Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information provided in the Introduction section and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, on April 29, 2025, prior to the Effective Time, the Restated Certificate of Incorporation of Liberty TripAdvisor was amended to amend certain provisions of the Certificate of Designations of LTRPP, dated March 15, 2020, as amended, to provide that in connection with the Merger, all shares of LTRPP issued and outstanding immediately prior to the Effective Time (excluding any shares of LTRPP (i) owned by Tripadvisor or Merger Sub and (ii) owned by Liberty TripAdvisor as treasury stock) will be converted into the right to receive the Preferred Consideration.

The foregoing summary of the Certificate of Amendment of the Restated Certificate of Incorporation of Liberty TripAdvisor (the “Certificate of Amendment”) does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and the terms of which are incorporated by reference herein.

Pursuant to the Merger Agreement, at the Effective Time, the Restated Certificate of Incorporation of Liberty TripAdvisor, as amended, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of the Second Amended and Restated Certificate of Incorporation as set forth in Exhibit A to the Merger Agreement.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Bylaws of Liberty TripAdvisor, as amended, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of the Second Amended and Restated Bylaws as set forth in Exhibit B to the Merger Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 18, 2024, by and among Liberty TripAdvisor, Tripadvisor and Merger Sub (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Liberty TripAdvisor on December 19, 2024)

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Liberty TripAdvisor

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Liberty TripAdvisor hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2025

TELLURIDESUB LLC, as successor by merger to LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Linda C. Frazier
Name:	Linda C. Frazier
Title:	Vice President and Secretary